BLACKROCK FUNDS II

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated August 6, 2013
to the Summary Prospectus dated April 30, 2013

Effective September 1, 2013, the following changes are made to the Fund’s Summary Prospectus:

Footnote 1 to the Fund’s fee table relating to “Maximum Deferred Sales Charge (Load) Imposed on Purchases (as percentage of offering price)” for Investor A Shares in the section of the Summary Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $500,000 or more.

Shareholders should retain this Supplement for future reference

SPRO-SIO-0813SUP